Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Net Sales:*
Aerospace & Electronics	$145,892	$140,488	$566,372	$536,829
Engineered Materials	69,328	69,274	309,258	304,824
Merchandising Systems	78,253	36,248	257,818	166,298
Fluid Handling	255,411	230,924	999,867	937,097
Controls	32,877	29,525	124,028	116,810
Intersegment Elimination	(109)	(121)	(454)	(609)

Total Net Sales	$581,652	$506,338	$2,256,889	$2,061,249

Operating Profit:*
Aerospace & Electronics	$25,767	$25,224	$99,181	$84,982
Engineered Materials	11,700	12,147	50,252	62,982
Merchandising Systems	428	1,434	17,529	12,797
Fluid Handling	22,780	22,266	107,377	76,240
Controls	2,699	2,498	10,052	8,320
Corporate	(9,909)	(8,454)	(36,455)	(31,699)

Total Operating Profit	53,465	55,115	247,936	213,622

Interest Income	2,776	1,368	4,939	2,372
Interest Expense	(6,748)	(5,391)	(23,015)	(22,416)
Miscellaneous- Net	2,333	101	9,474	2,945

Income Before Income Taxes	51,826	51,193	239,334	196,523
Provision for Income Taxes	13,844	15,870	73,447	60,486

Net Income	$37,982	$35,323	$165,887	$136,037

Share Data:
Net Income per Diluted Share	$0.61	$0.58	$2.67	$2.25

Average Diluted Shares Outstanding	61,880	60,928	62,103	60,413
Average Basic Shares Outstanding	60,839	60,233	60,906	59,816

Supplemental Data:
Cost of Sales	$399,657	$347,630	$1,525,633	$1,418,662
Selling, General & Administrative	128,530	103,593	483,320	428,965
Depreciation and Amortization **	15,229	11,502	54,285	48,011
Stock Compensation Expense	3,595	1,252	14,883	7,704

*	Segment amounts reflect changes for 2005 and 2006 with Wireless Monitoring Systems and Crane Environmental business units included in the Controls Segment which were previously included in the Aerospace & Electronics and the Fluid Handling Segments, respectively. See separate Net Sales and Operating Profit worksheets for quarterly results from 2003 to 2006 reflecting the move of these business units to the Control Segment.
**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	December 31, 2006	December 31, 2005
ASSETS
Current Assets
Cash and Cash Equivalents	$138,607	$180,392
Accounts Receivable	330,146	279,521
Inventories	313,259	272,354
Current Insurance Receivable - Asbestos	52,500	10,000
Other Current Assets	45,897	56,128

Total Current Assets	880,409	798,395
Property, Plant and Equipment	289,555	263,791
Long-Term Insurance Receivable - Asbestos	170,400	224,600
Other Assets	385,384	284,345
Goodwill	704,736	568,355

Total Assets	$2,430,484	$2,139,486

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$9,505	$254
Accounts Payable	161,270	149,647
Current Asbestos Liability	70,000	55,000
Accrued Liabilities	196,723	174,366
Income Taxes	24,428	19,322

Total Current Liabilities	461,926	398,589

Long-Term Debt	391,760	293,248
Deferred Tax Liability	89,595	71,406
Long-Term Asbestos Liability	459,567	526,830
Other Liabilities	109,033	96,119
Shareholders’ Equity	918,603	753,294

Total Liabilities and Shareholders’ Equity	$2,430,484	$2,139,486

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Operating Activities:
Net income	$37,982	$35,323	$165,887	$136,037
Income from joint venture	(1,116)	(1,489)	(5,641)	(5,965)
Loss (Gain) on divestitures	453	—	(8,478)	—
Depreciation and amortization	15,229	11,502	54,285	48,011
Stock-based compensation expense	3,595	1,252	14,883	7,704
Cash (used for) provided by operating working capital	34,782	40,095	(835)	5,032
Other	(1,540)	11,474	2,157	26,139

Subtotal	89,385	98,157	222,258	216,958
Asbestos related payments, net of insurance recoveries	(10,606)	(20,782)	(40,563)	(45,338)
Refund associated with terminated Master Settlement Agreement	—	—	—	9,925

Total provided by operating activities	78,779	77,375	181,695	181,545

Investing Activities:
Capital expenditures	(4,859)	(9,530)	(27,171)	(27,164)
Proceeds from disposition of capital assets	1,786	4,770	5,103	6,339
Proceeds from divestitures	—	—	26,088	—
Payments for acquisitions, net of cash acquired	(47,903)	(1,666)	(282,637)	(8,823)

Total used for investing activities	(50,976)	(6,426)	(278,617)	(29,648)

Financing Activities:
Dividends paid	(9,131)	(7,533)	(33,596)	(26,962)
Common shares acquired on the open market	(22,499)	—	(59,998)	—
Stock options exercised - net of shares reacquired	2,264	7,990	22,870	18,624
Excess tax benefit from stock-based compensation	113	—	7,688	—
Issuance of debt	245,228	—	316,928	—
Repayment of debt, net	(210,968)	(1,427)	(211,323)	(4,843)

Total provided by (used for) financing activities	5,007	(970)	42,569	(13,181)

Effect of exchange rate on cash and cash equivalents	6,720	(3,191)	12,568	(9,051)

Increase (decrease) in cash and cash equivalents	39,530	66,788	(41,785)	129,665
Cash and cash equivalents at beginning of period	99,077	113,604	180,392	50,727

Cash and cash equivalents at end of period	$138,607	$180,392	$138,607	$180,392

CRANE CO.

Order Backlog

(in thousands)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Aerospace & Electronics	$396,799	$372,601	$370,267	$363,443	$361,920
Engineered Materials	13,198	13,162	18,617	16,972	17,241
Merchandising Systems	33,170	18,637	15,190	14,838	9,183
Fluid Handling	210,532	204,157	198,651	202,739	186,727
Controls	22,982	30,396	34,161	23,578	22,059

Total Backlog	$676,681	$638,953	$636,886	$621,570	$597,130

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	December 31, 2006	December 31, 2005
BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$9,505	$254
Long-Term Debt	391,760	293,248

Total Debt	401,265	293,502
Less Cash and Cash Equivalents	(138,607)	(180,392)

Net Debt	262,658	113,110
Shareholders’ Equity	918,603	753,294

Total Capitalization	$1,181,261	$866,404

Percentage of Net Debt to Total Capitalization	22.2%	13.1%

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2007	2006	2005
			(Estimated)
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$89,385	$98,157	$240,000 - 255,000	$222,258	$216,958
Asbestos Related Payments, Net of Insurance Recoveries *	(10,606)	(20,782)	(51,500)	(40,563)	(46,838)
Equitas Receipts			31,500		1,500
Refund Associated with Terminated Master Settlement Agreement	—	—	—	—	9,925

Cash Provided from Operating Activities	78,779	77,375	$220,000 - 235,000	181,695	181,545
Less: Capital Expenditures	(4,859)	(9,530)	(45,000)	(27,171)	(27,164)

Free Cash Flow	$73,920	$67,845	$175,000 - 190,000	$154,524	$154,381

*	Includes certain legal fees and expenses relating to the terminated Master Settlement Agreement amounting to $5.1 million for the full year of 2005 and $.3 million in the fourth quarter of 2005.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

Free cash flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Free cash flow is considered a measure of cash generation and should be considered in addition to, but not as a substitute for, other measures reported in accordance with generally accepted accounting principles and may be inconsistent with similar measures presented by other companies.

CRANE CO.

Net Sales - Realigned Segments *

(in thousands)

	Three Months Ended,				Year
	March 31	June 30	September 30	December 31
2006
Aerospace & Electronics	$139,540	$141,453	$139,487	$145,892	$566,372
Engineered Materials	85,949	82,345	71,636	69,328	309,258
Merchandising Systems	52,556	53,625	73,384	78,253	257,818
Fluid Handling	242,179	249,995	252,282	255,411	999,867
Controls	29,329	30,904	30,918	32,877	124,028
Intersegment Elimination	(171)	(171)	(3)	(109)	(454)

Total	$549,382	$558,151	$567,704	$581,652	$2,256,889

2005
Aerospace & Electronics	$129,322	$129,731	$137,288	$140,488	$536,829
Engineered Materials	80,798	79,194	75,558	69,274	304,824
Merchandising Systems	43,753	45,687	40,610	36,248	166,298
Fluid Handling	224,883	241,864	239,426	230,924	937,097
Controls	28,488	29,297	29,500	29,525	116,810
Intersegment Elimination	(183)	(154)	(151)	(121)	(609)

Total	$507,061	$525,619	$522,231	$506,338	$2,061,249

2004
Aerospace & Electronics	$116,786	$123,511	$122,930	$133,932	$497,159
Engineered Materials	69,010	74,321	69,913	62,942	276,186
Merchandising Systems	39,450	42,591	44,078	43,086	169,205
Fluid Handling	199,978	214,217	212,647	218,966	845,808
Controls	23,214	24,596	28,074	26,940	102,824
Intersegment Elimination	(133)	(130)	(320)	(264)	(847)

Total	$448,305	$479,106	$477,322	$485,602	$1,890,335

2003
Aerospace & Electronics	$87,374	$102,807	$108,654	$122,184	$421,019
Engineered Materials	62,886	58,278	64,317	54,739	240,220
Merchandising Systems	37,606	39,869	40,396	37,418	155,289
Fluid Handling	169,687	184,297	190,484	188,729	733,197
Controls	19,069	20,834	21,543	25,299	86,745
Intersegment Elimination	(152)	(112)	(103)	(112)	(479)

Total	$376,470	$405,973	$425,291	$428,257	$1,635,991

*	Segment amounts reflect changes for 2003 - 2006 with Wireless Monitoring Systems and Crane Environmental business units included in the Controls Segment which were previously included in the Aerospace & Electronics and the Fluid Handling Segments, respectively.

CRANE CO.

Operating Profit - Realigned Segments *

(in thousands)

	Three Months Ended,				Year
	March 31	June 30	September 30	December 31
2006
Aerospace & Electronics	$22,406	$25,967	$25,041	$25,767	$99,181
Engineered Materials	15,740	13,151	9,661	11,700	50,252
Merchandising Systems	3,752	4,462	8,887	428	17,529
Fluid Handling	25,478	29,931	29,188	22,780	107,377
Controls	1,540	3,254	2,559	2,699	10,052
Corporate	(11,698)	(10,675)	(4,173)	(9,909)	(36,455)

Total	$57,218	$66,090	$71,163	$53,465	$247,936

2005
Aerospace & Electronics	$15,490	$18,197	$26,071	$25,224	$84,982
Engineered Materials	16,858	18,286	15,691	12,147	62,982
Merchandising Systems	3,782	4,052	3,529	1,434	12,797
Fluid Handling	12,867	20,174	20,933	22,266	76,240
Controls	1,776	1,747	2,299	2,498	8,320
Corporate	(8,923)	(7,558)	(6,764)	(8,454)	(31,699)

Total	$41,850	$54,898	$61,759	$55,115	$213,622

2004
Aerospace & Electronics	$19,973	$23,653	$23,059	$24,524	$91,209
Engineered Materials	15,531	15,782	13,283	9,476	54,072
Merchandising Systems	474	3,121	4,170	1,957	9,722
Fluid Handling	8,959	15,363	15,649	13,149	53,120
Controls	906	1,071	2,398	1,627	6,002
Corporate	(7,165)	(8,235)	(7,928)	(4,493)	(27,821)
Asbestos Charge			(321,813)	14,019	(307,794)
Environmental Charge			(40,000)		(40,000)

Total	$38,678	$50,755	$(311,182)	$60,259	$(161,490)

2003
Aerospace & Electronics	$16,871	$23,226	$22,522	$32,859	$95,478
Engineered Materials	12,964	11,674	13,295	10,203	48,136
Merchandising Systems	(2,118)	1,322	2,064	1,498	2,766
Fluid Handling	8,231	14,389	11,850	10,924	45,394
Controls	(400)	346	863	2,521	3,330
Corporate	(7,369)	(8,046)	(5,825)	(4,852)	(26,092)

Total	$28,179	$42,911	$44,769	$53,153	$169,012

*	Segment amounts reflect changes for 2003 - 2006 with Wireless Monitoring Systems and Crane Environmental business units included in the Controls Segment which were previously included in the Aerospace & Electronics and the Fluid Handling Segments, respectively.